                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.,  20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 2000
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                         FIRST CENTURY BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

         West Virginia               0-11671               55-0628089
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(State or other jurisdiction of    (Commission            (IRS Employer
 incorporation or organization)    File Number)         Identification No.)

         500 Federal Street, Bluefield, WV                    24701
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     (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code:  (304) 325-8181
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  (Former name or former address, if changed since last report) Not applicable
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                         FIRST CENTURY BANKSHARES, INC.
                                    FORM 8-K


Item 5.  Other Events

Enclosed is the text of the official press release announcing earnings for First Century Bankshares, Inc. for the period ended September 30, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

99.1 Press release announcing earnings for the period ended September 30, 2000 for First Century Bankshares, Inc.


SIGNATURES

          Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 (Registrant)                     First Century Bankshares, Inc.
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                                  By:      /s/ J. Ronald Hypes
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                                  J. Ronald Hypes, Treasurer
                                  (Principal Accounting and Financial Officer)

                                  Date:     November 10, 2000
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